EXHIBIT 23.2


[KPMG LOGO]
KPMG LLP
Chartered Accountants
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Vancouver, BC  V7Y 1K3                                  Telefax (604) 691-3031
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To the Board of Directors
Pivotal Corporation



We consent to the use of our report incorporated herein by reference.




/s/ KPMG LLP

Chartered Accountants

Vancouver, BC
June 21, 2000